AMENDMENT AGREEMENT NO. 1 TO IMPACT/BENEFIT AGREEMENT

THE AMENDING AGREEMENT No.1 (this "Agreement") dated as of March 17, 2008, among the Buffalo River Dene Nation (the "BRDN") and the A10 Project ("A10").

WHEREAS, BRDN and A10 (collectively, the "Parties") are parties to an Impact/Benefit Agreement dated May 24, 2007 (the "IMBA");

WHEREAS, the Parties wish to amend the IMBA in order to properly reflect their current agreement with respect to the matters addressed herein; and

NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1 – Definitions. Capitalized terms used herein (including in the recitals above) without definition and which are defined in the IMBA are used herein with the respective meanings given such terms in the IMBA;

2. The parties agree that the following amendments shall become effective automatically and without any further action by any Party:

   (a) Section 2.2 (g) is hereby deleted in its entirety;

   (b) Section 2.2 (h) is hereby deleted in its entirety;

   (c) Section 2.2 (i) is hereby deleted in its entirety;

   (d) Section 2.2 (j) is hereby deleted in its entirety;

   (e) Section 3.1 is hereby deleted in its entirety;

   (f) Section 3.3 is hereby deleted in its entirety;

   (g) Section 3.4 is hereby deleted in its entirety;

   (h) Section 4.2 (f) is hereby deleted in its entirety;

   (i) Section 6.2 (a) is hereby deleted in its entirety;

   (j) Section 6.2 (b) is hereby deleted in its entirety;

   (k) Section 6.2 (c) is hereby deleted in its entirety;

   (l) Section 6.2 (d) is hereby deleted in its entirety;

   (m) Section 6.2 (f) is hereby deleted in its entirety; and

(n) Section 9 (c) is hereby deleted in its entirety.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

BUFFALO RIVER DENE NATION

Per: ______________________

A10 PROJECT

Per: ______________________
Paul A. Parisotto

SIGNED AND DELIVERED

In the presence of:

____
Witness

____
Witness